Exhibit 10.4

AMENDMENT NO. 2 TO CREDIT AGREEMENT
AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of January 8, 2019, to the Credit Agreement dated as of April 6, 2016 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among Tempur Sealy International, Inc., a Delaware corporation, as the Parent Borrower, the Additional Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.
WHEREAS, the Parent Borrower, each other Loan Party, the Administrative Agent and the Lenders party hereto constituting Required Lenders have agreed to amend certain provisions of the Credit Agreement as set forth herein pursuant to Section 10.1 of the Credit Agreement;
Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01 Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).
ARTICLE II
AMENDMENTS TO THE CREDIT AGREEMENT
Section 2.01 Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment Effective Date, the Credit Agreement shall be amended as set forth below to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text):
(a)    The definition of “Consolidated Net Income” in Section 1.1 of the Credit Agreement is hereby amended by adding a new clause (k) to the end of such definition as follows (and to make any related punctuation and grammatical changes as a result thereof):
(k)    cash and non-cash charges for such period to the extent representing the write-down of receivables or trade payables of a third party customer in an aggregate amount (for all such amounts added back pursuant to this clause (k)) not to exceed $35,000,000, provided that the Parent Borrower reasonably expects, in the good faith judgment of management, to acquire or make an Investment in the assets or equity of such customer.
(b)    Section 1.2 of the Credit Agreement is hereby amended by adding a new clause (i) to the end of such Section as follows:

(i)
Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, Restricted Subsidiary, Unrestricted Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

Exhibit 10.4

ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.01 Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Parent Borrower represents and warrants to each other party hereto, on and as of the Amendment Effective Date, that the following statements are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the Amendment Effective Date:
(a)    The execution, delivery and performance by each Loan Party party hereto of this Amendment, and the performance of the Amended Credit Agreement, have been duly authorized by all necessary corporate or other organizational action, and do not and will not contravene the terms of any of such Loan Party’s Organization Documents.
(b)    This Amendment has been duly executed and delivered by each Loan Party party hereto. Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable bankruptcy or insolvency laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law).
(c)    The representations and warranties of the Borrowers and each other Loan Party contained in Section 4 of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and, except that for purposes of this paragraph, the representations and warranties contained in subsection (b) of Section 4.1 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), as applicable, of Section 6.1 of the Credit Agreement.
(d)    As of the Amendment Effective Date, no Default or Event of Default shall exist immediately before or immediately after giving effect to this Amendment.
ARTICLE IV
CONDITIONS TO EFFECTIVENESS
Section 4.01 Amendment Effective Date. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(a)    Execution and Delivery of this Amendment. The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Parent Borrower, each Additional Borrower as of the Amendment Effective Date, such Lenders constituting the Required Lenders and the Administrative Agent.
(b)    Representations and Warranties; No Default. The representations and warranties set forth in Section 3.01 above shall be true and correct on the Amendment Effective Date.
Section 4.02 Effects of this Amendment.
(a)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants, Liens, guarantees or agreements contained in the existing Credit Agreement or any other provision of the existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall

Exhibit 10.4

continue in full force and effect. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    From and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
ARTICLE V
MISCELLANEOUS
Section 5.01 Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 5.02 Costs and Expenses. The Parent Borrower agrees to reimburse the Administrative Agent and each Lender for its actual and reasonable costs and expenses in connection with this Amendment to the extent required pursuant to Section 10.5 of the Credit Agreement
Section 5.03 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
Section 5.04 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

TEMPUR SEALY INTERNATIONAL, INC.,
as Parent Borrower

By: /s/ JAMES SCHOCKETT
Name: James Schockett
Title: Vice President & Treasurer

TEMPUR-PEDIC MANAGEMENT, LLC,
as Additional Borrower

By: /s/ JAMES SCHOCKETT
Name: James Schockett
Title: Vice President & Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender

By: /s/ RICHARD BARRITT
Name: Richard Barritt
Title: Executive Director

BANK OF AMERICA, N.A., as Lender

By: /s/ JOHN M. HALL
Name: John M. Hall
Title: Senior Vice President

WELLS FARGO BANK, N.A., as Lender

By: /s/ MICHAEL C BASH
Name: Michael C Bash
Title: Senior Vice President

FIFTH THIRD BANK, as Lender

By: /s/ MARY-ALICHA WELDON
Name: Mary-Alicha Weldon
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as Lender

By: /s/ JAMES D. WEINSTEIN
Name: James D. Weinstein
Title: Managing Director

THE BANK OF NOVA SCOTIA, as Lender

By: /s/ PAULA J. CZACH
Name: Paula J. Czach
Title: Managing Director

MIZUHO BANK, LTD.,
as Lender

By: /s/ RAYMOND VENTURA
Name: Raymond Ventura
Title: Managing Director

TD BANK, N.A., as Lender

By: /s/ CRAIG WELCH
Name: Craig Welch
Title: Senior Vice President

ING BANK N.V., Dublin Branch, as Lender

By: /s/ SHAUN HAWLEY
Name: Shaun Hawley
Title: Director

By: /s/ SEAN HASSETT
Name: Sean Hassett
Title: Director

BRANCH BANKING & TRUST COMPANY,
as Lender

By: /s/ RYAN T. HAMILTON
Name: Ryan T. Hamilton
Title: Vice President

GOLDMAN SACHS BANK USA.,
as Lender

By: /s/ JAMIE MINIERI
Name: Jamie Minieri
Title: Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH,
as Lender

By: /s/ ALICIA SCHUG
Name: Alicia Schug
Title: Vice President

(if second signatory required)

By: /s/ MARIA GUINCHARD
Name: Maria Guinchard
Title: Vice President

THE NORTHERN TRUST COMPANY, as Lender

By: /s/ JOSHUA METCALF
Name: Joshua Metcalf
Title: VP

HSBC BANK USA, N.A., as Lender

By: /s/ MATTHEW J. SIMPSON
Name: Matthew J. Simpson
Title: Assistant Vice President